                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         ------------------------------


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 28, 2004

                         Commission file number 0-21139

                          DURA AUTOMOTIVE SYSTEMS, INC.

             (Exact name of Registrant as specified in its charter)

                     DELAWARE                             38-3185711
          (State or other jurisdiction of              (I.R.S. Employer
          incorporation or organization)              Identification No.)
                2791 RESEARCH DRIVE                          48309
             ROCHESTER HILLS, MICHIGAN                    (Zip Code)
     (Address of principal executive offices)

                                 (248) 299-7500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On October 28, 2004, Dura Automotive Systems, Inc. issued the press release attached hereto as Exhibit 99.1 announcing earnings for the three and nine months ended September 30, 2004. The information in Exhibit 99.1 is being provided pursuant to Item 12 of Form 8-K.

      The information in Item 12 of this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 12 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

EXHIBIT NUMBERS AND DESCRIPTION

      99.1  Third quarter earnings press release dated October 28, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 DURA AUTOMOTIVE SYSTEMS, INC.

Date: October 28, 2004           By /s/ David Bovee
                                    ---------------
                                    David Bovee
                                    Vice President, Chief Financial Officer
                                    (principal accounting and financial officer)

                                INDEX TO EXHIBITS

EXHIBIT NO.                          DESCRIPTION
-----------                          -----------
   99.1        Third quarter earnings press release dated October 28, 2004.